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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the use of our form of report included herein and to the references to our firm under the headings "Experts" and "Selected Consolidated Financial Data" in the Prospectus.



                                                   /s/ KPMG LLP


Mountain View, California

April 12, 1999